Exhibit 10.1
SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
          This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of June 15, 2009, by and among THERMADYNE INDUSTRIES, INC., a Delaware corporation (“Industries”), THERMAL DYNAMICS CORPORATION, a Delaware corporation (“Dynamics”), VICTOR EQUIPMENT COMPANY, a Delaware corporation (“Victor”), C & G SYSTEMS, INC., an Illinois corporation (“C & G”), STOODY COMPANY, a Delaware corporation (“Stoody”), THERMADYNE INTERNATIONAL CORP., a Delaware corporation (“International”, and collectively with Stoody, C & G, Victor, Dynamics and Industries, the “Borrowers”), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”) and the Persons signatory hereto as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in Annex A to the Credit Agreement (as hereinafter defined).
RECITALS
     WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2007 (as further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers and the other Credit Parties have requested that Agent and Lenders amend certain provisions of the Credit Agreement; and
     WHEREAS, the Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.
     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:
1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Credit Agreement as follows:
(a) Subsection 1.3(b)(ii) of the Credit Agreement is hereby amended by amending and restating the last sentence thereof to read in its entirety as follows:
     “The following shall not be subject to mandatory prepayment under this clause (ii): (1) proceeds of sales of Inventory in the ordinary course of business, (2) the proceeds of any asset disposition or series of asset dispositions otherwise permitted under Section 6.8 (other than subsection 6.8(f)) not in excess of $500,000, and (3) the proceeds of the asset disposition permitted under subsection 6.8(f).”
(b) Subsection 1.5(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     “(a) Borrowers shall pay interest to Agent, for the ratable benefit of Lenders in accordance with the various Loans being made by each Lender, in arrears on each applicable Interest Payment Date, at the following rates: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Index Margin per annum or, at the election of Borrower Representative, the applicable LIBOR Rate plus the Applicable LIBOR Margin per annum, based on the aggregate Revolving Credit Advances outstanding from time to time; and (ii) with respect to the Swing Line Loan, the Index Rate plus the Applicable Index Margin.
     The Applicable Margins are as follows:
     Applicable Index Margin                             2.50%
     Applicable LIBOR Margin                          4.00%
     Applicable L/C Margin                                4.00%
     Applicable Unused Line Fee Margin           1.00%
; provided, that the Applicable Unused Line Fee Margin shall be reduced to 0.75% for each month during which the Unused Line as a percentage of the Maximum Amount is less than 50%.
(c) Subsection 1.5(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(b) [Intentionally Deleted]”
(d) Subsection 1.5(e) of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety.
(e) Subsection 1.7(b) of the Credit Agreement is hereby amended by inserting “(the “Unused Line”)” prior to the period at the end thereof.
(f) Subsection 1.7(c) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(c) If Borrowers prepay the Revolving Loan and reduce or terminate the Revolving Loan Commitment on or prior to June 27, 2011, whether voluntarily or involuntarily and whether before or after acceleration of the Obligations, or if the Revolving Loan Commitment is otherwise terminated, Borrowers shall pay to Agent, for the benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder an amount equal to (i) two percent (2.0%) multiplied by the amount of the reduction of the Revolving Loan Commitment if such prepayment occurs on or prior to June 27, 2010 and (ii) one percent (1.0%) multiplied by the amount of the reduction of the Revolving Loan Commitment if such prepayment occurs after June 27, 2010 and on or prior to June 27, 2011.”
(g) Subsection 6.3(a) of the Credit Agreement is hereby amended by amending and restating clause (xiv) thereof to read in its entirety as follows:
     “(xiv) Indebtedness consisting of (A) Second Lien Loan Obligations of Borrowers to Second Lien Lenders (as defined in the Intercreditor Agreement) under the Second Lien Credit Agreement in an aggregate principal amount not to exceed $35,000,000 or (B) other Indebtedness on terms and conditions satisfactory to Agent; provided that the aggregate principal amount of Indebtedness permitted by the foregoing clauses (A) and (B) shall not exceed $35,000,000;”
(h) Section 6.8 of the Credit Agreement is hereby amended by deleting the word “and” at the end of subsection (d) thereof, deleting the period at the end of subsection (e) thereof and inserting the phrase “, and” in its place, and adding the following new clause (f):
     “(f) the sale of 73 Gower Street, Preston, Victoria 3072 Australia for fair market value to an unrelated third party.”
(i) Subsection 8.1(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “Any Credit Party fails or neglects to perform, keep or observe any of the provisions of Sections 1.4, 1.6, 5.4(a), 5.13 or 6, or any of the provisions set forth in Annexes C or G, respectively.”
(j) The definition of “Eligible Equipment” set forth in Annex A to the Credit Agreement is hereby amended by amending and restating clause (v) thereof to read in its entirety as follows:
     “(v) as to which the Agent has not received an appraisal by an independent appraisal or audit firm designated by the Agent and reasonably acceptable to the Borrower on or after June 1, 2007;”
(k) Annex A to the Credit Agreement is hereby amended by (i) deleting the definitions of “ABL Portion”, “Applicable ABL Portion Index Margin”, “Applicable ABL Portion LIBOR Margin”, “Applicable Cash Flow Portion Index Margin”, “Applicable Cash Flow Portion LIBOR Margin”, “Cash Flow Portion” and “Enhanced Financial Covenants” and (ii) inserting the following definitions or, if contained therein, amending and restating such definitions to read in their entirety as follows:
     ““ABL Borrowing Base” means that portion of the Borrowing Base equal to the sum of the amount represented by clauses (a)-(i) of the Borrowing Base.”

     ““Adjusted NOLV” has the meaning ascribed to it in clause (i) of the definition of Borrowing Base.”
     ““Amortization Amount” has the meaning ascribed to it in clause (i) of the definition of Borrowing Base.”
     ““Amortization Percentage” has the meaning ascribed to it in clause (i) of the definition of Borrowing Base.”
     ““Applicable Index Margin” means the per annum interest rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Loan, as set forth in Section 1.5(a).”
     ““Applicable LIBOR Margin” means the per annum interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Loan, as set forth in Section 1.5(a).”
     ““Applicable Margins” means collectively the Applicable L/C Margin, the Applicable Unused Line Fee Margin, the Applicable Index Margin and the Applicable LIBOR Margin.”
     ““Borrowing Base” means, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:
     (a) up to 85% of the book value of Collateral Parties’ Eligible Accounts; plus
     (b) the lesser of (i) up to 85% of the Net Orderly Liquidation Value of the sum of the Collateral Parties’ Eligible Inventory multiplied by the then current NOLV Factor, by category, of Eligible Inventory; and (ii) up to 65% of the book value of sum of the Collateral Parties’ Eligible Inventory valued at the lower of cost (determined on a first in, first out basis) or market; plus
     (c) the lesser of (i) up to 85% of the Net Orderly Liquidation Value of the sum of the Collateral Parties’ Eligible In-Transit Inventory multiplied by the then current NOLV Factor, by category, of Eligible In-Transit Inventory; and (ii) up to 65% of the book value of sum of the Collateral Parties’ Eligible In-Transit Inventory valued at the lower of cost (determined on a first in, first out basis) or market; less
     (d) the Rent Reserve; less
     (e) the Shipping Reserve; less
     (f) the Processors Reserve; less
     (g) the Priority Payables Reserve; less

     (h) in each of (a), (b) and (c) above, any other Reserves established by Agent at such time (in addition, the Agent may at any time make any adjustments to the Borrowing Base at its sole discretion to reflect fluctuations in currency values); plus
     (i) the lesser of (x) $10,000,000, and (y) $7,000,000 less 85% of the Net Orderly Liquidation Value of Eligible Equipment sold or otherwise disposed of on or after the date of the most recent Equipment Appraisal plus 85% of the Net Orderly Liquidation Value of Eligible Equipment acquired (the “Adjusted NOLV”) after April 24, 2009 and prior to March 31, 2010, reduced by 4.1667% (the “Amortization Percentage”) of the amount that is the lesser of clause (x) or the sum of the components of clause (y) above (the “Amortization Amount”) on the first day of each calendar quarter commencing on July 1, 2009; provided, that the Adjusted NOLV of Eligible Equipment purchased during the period from July 1, 2009 through March 31, 2010 shall not begin to be reduced by the Amortization Percentage until the first day of the first calendar quarter to occur after the date on which such Eligible Equipment is added to the Borrowing Base.”
     ““Fixed Charges” means, with respect to any Person for any fiscal period:
     (a) the aggregate of all Interest Expense paid or accrued (without duplication) during such period (less any interest income received in cash during such period), plus
     (b) scheduled payments of principal with respect to Indebtedness during such period, including amortization of the ABL Borrowing Base in the amount of the Amortization Amount per calendar quarter in accordance with clause (i) of the definition of Borrowing Base, plus
     (c) Capital Expenditures during such period (other than that portion of such Capital Expenditures:
     (i) financed by lenders other than the Lenders hereunder;
     (ii) equal to $1,000,000, which is derived from the Incremental M&E Availability during the Measuring Period, allocated to the Fiscal Quarter ended March 31, 2009; and
     (iii) equal to the lesser of
     (x) the amount of Capital Expenditures from April 1, 2009 through March 31, 2010 (the “Measuring Period”) and
     (y) the sum of (1) additional principal of Second Lien Obligations which were incurred during the Measuring Period, up to $6,000,000 and (2) an amount equal to the proceeds of the Revolving Loans derived from the Incremental M&E Availability during the Measuring Period), plus

     (d) income taxes paid or currently payable in cash with respect to such fiscal period, minus
     (e) solely with respect to the fiscal quarter ending March 31, 2009, income tax refunds received with respect to such fiscal period.”
     ““Incremental M&E Availability” means the incremental Borrowing Availability resulting from the amendment to the definition of Borrowing Base on the Second Amendment Effective Date.”
     ““Index Rate” means, for any day, a rate per annum equal to the highest of (a) the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by Agent) or any similar release by the Federal Reserve Board (as determined by Agent), (b) the sum of 3.0% per annum and the Federal Funds Rate, and (c) the sum of (x) the LIBOR Rate, as defined herein, calculated for each such day based on a LIBOR Period of three months determined two (2) LIBOR Business Days prior to such day, plus (y) the excess of the Applicable LIBOR Margin over the Applicable Index Margin, in each instance, as of such day. Any change in the Base Rate due to a change in any of the foregoing shall be effective on the effective date of such change in the “bank prime loan” rate, the Federal Funds Rate, or LIBOR Rate for an LIBOR Period of three months.”
     ““LIBOR Rate” means for each LIBOR Period, the greater of (a) the offered rate per annum for deposits of Dollars for the applicable LIBOR Period and (b) the offered rate per annum for deposits of Dollars for a LIBOR Period of three months, in each case, that appears on Reuters Screen LIBOR01 Page as of 11:00 A.M. (London, England time) two (2) LIBOR Business Day prior to the first day in such LIBOR Period. If no such offered rate exists, such rate will be the rate of interest per annum, as determined by the Agent (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits of Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) two (2) LIBOR Business Days prior to the first day in such LIBOR Period by major financial institutions reasonably satisfactory to the Agent in the London interbank market for such LIBOR Period for the applicable principal amount on such date of determination.”
     ““Measuring Period” has the meaning ascribed to it in clause (c) of the definition of Fixed Charges.”
     ““Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement entered into as of June 15, 2009 among the Borrowers, the other Credit Parties, the Agent and the Lenders signatory thereto.”
     ““Second Amendment Effective Date” means the date on which the Second Amendment becomes effective.”
     ““Unused Line” has the meaning ascribed to it in Section 1.7(b).”
(l) Annex B to the Credit Agreement is hereby amended by amending and restating clause (i) of the second sentence of subsection (a) contained therein to read in its entirety as follows:
     “(i) Ten Million Dollars ($10,000,000) (the “L/C Sublimit”)”
(m) Annex C to the Credit Agreement is hereby amended by amending and restating the proviso following the first sentence of subsection (a) contained therein to read in its entirety as follows:
     “provided, however that (i) no more than $200,000 in the aggregate may be maintained in the JPMC Account and, in the event that the balance in JPMC Account exceeds $200,000, the Collateral Parties shall promptly (and in any event within one (1) Business Day) transfer funds to the Master Disbursement Account (as defined below) at least in the amount of such excess and (ii) no more than $2,000,000 may be held by Victor Equipment Company in an account at J.P. Morgan Canada that is subject to a springing blocked account agreement in form and substance satisfactory to Agent in its sole discretion.”
(n) Annex G to the Credit Agreement is hereby amended by amending and restating subsection (a) (ii) contained therein in its entirety to read as follows:
     “(ii) Minimum Fixed Charge Coverage Ratio. Holdings and its Subsidiaries shall have on a consolidated basis at the end of the Fiscal Quarters ending (A) on and prior to March 31, 2009, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.10; (B) on June 30, 2009, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 0.95; (C) on September 30, 2009, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 0.825; (D) on December 31, 2009, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 0.975, and (E) each Fiscal Quarter thereafter, a Fixed Charge Coverage Ratio for the 12-month period then ended of not less than 1.10.”
(o) Annex G to the Credit Agreement is hereby amended by deleting subsection (c) contained therein in its entirety.
(p) Annex J to the Credit Agreement is hereby amended by deleting the reference therein to “$100,000,000” and replacing the same with “$70,000,000”.

2. Representations and Warranties of Credit Parties. The Credit Parties represent and warrant that:
     (a) the execution, delivery and performance by the Credit Parties of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of the Credit Parties enforceable against the Credit Parties in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and
     (b) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date.
3. Conditions To Effectiveness. This Amendment shall be effective upon the following (all in form and substance satisfactory to Agent):
     (a) execution and delivery of this Amendment by Agent, Requisite Lenders and Credit Parties; execution and delivery of this Amendment by Agent, Requisite Lenders and Credit Parties;
     (b) payment in full of all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment, as provided in Section 11.3(a) of the Credit Agreement; and
     (c) receipt by Agent, for the ratable benefit of the Lenders, of an amendment fee in the amount of $500,000, which amendment fee is fully earned on the date hereof and shall be non-refundable when paid.
4. Reference To And Effect Upon The Credit Agreement.
     (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Amendment shall not (i) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (ii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
8. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations, taking into account the provisions of this Amendment.
[signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

LENDER: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:	/s/ Jack F. Morrone
Duly Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

CREDIT PARTIES: THERMADYNE INDUSTRIES, INC.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

THERMAL DYNAMICS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

VICTOR EQUIPMENT COMPANY
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

C & G SYSTEMS, INC.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

STOODY COMPANY
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

THERMADYNE INTERNATIONAL CORP.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

THERMADYNE HOLDINGS CORPORATION
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

C&G SYSTEMS HOLDING, INC.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

THERMADYNE AUSTRALIA PTY LTD.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

CIGWELD PTY LTD.
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

THERMADYNE WELDING PRODUCTS CANADA LIMITED
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

THERMADYNE INDUSTRIES LIMITED
By:	/s/ Steven A. Schumm
	Name:	Steven A. Schumm
	Title:	Executive Vice President, CFO and CAO

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]